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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No.)

Check the appropriate box:

☒ Preliminary information statement
☐ Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
☐ Definitive information statement

eNexi Holdings, Inc.
(Name of Registrant as specified in Its Charter)

Payment of filing fee (check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)
Amount previously paid:
(2)
Form, schedule or registration statement no.:
(3)
Filing party:
(4)
Date filed:

ENEXI HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
HELD BY MAJORITY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF ENEXI HOLDINGS, INC.:

        NOTICE IS HEREBY GIVEN to you as a stockholder of record of eNexi Holdings, Inc., a Delaware corporation (the "Company"), that a Majority Written Consent in Lieu of an Annual Meeting of Stockholders (the "Written Consent") has been executed to be effective twenty (20) days from the date of mailing this Information Statement you. The Written Consent authorizes the following corporate actions:

        1.    The election of two Directors for a term of one year or until their successors are duly elected and qualified;

        2.    The authorization of the Company's Stock Option Plan;

        3.    Approval of an amendment to the Company's Articles of Incorporation to effect a one for five reverse stock split;

        4.    Approval of an amendment to the Company's Articles of Incorporation to effect a name change of the Corporation from eNexi Holdings, Inc. to Trinity3 Corporation; and

        5.    The ratification of the appointment of Mendoza Berger & Company, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002.

        Because execution of the Written Consent was assured, the Company's Board of Directors believes it would not be in the best interest of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, the Board of Directors of the Company has determined not to call an Annual Meeting of Stockholders, and none will be held this year.

        The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

        The Board of Directors has fixed the close of business on July 19, 2002 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement. This Information Statement is being mailed on or about September 5, 2002 to all stockholders of record as of the Record Date. Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to any of the matters being authorized herein.

        PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE MATTERS LISTED ABOVE. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

ENEXI HOLDINGS, INC.

INFORMATION STATEMENT ON SCHEDULE 14C

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth the shareholdings of those persons who: (i) own more than five percent of our common stock as of the date of this Information Statement with the number of outstanding shares at 48,908,864; (ii) are officers or directors of the Company; and (iii) all officers and directors as a group:

Name	Number of Shares		Percentage Beneficially Owned(1)
Steven D. Hargreaves, President, CFO, Director(2)	19,750,360	(3)	39.8%
Shannon T. Squyres, CEO, Secretary, Director(2)	19,750,360	(4)	39.8%
All Officers and Directors as a group (2 people)	39,500,720		78.4%
Larry Mayle 39012 Carriage Way Palmdale, California 93551	2,757,707		5.6%

(1)
Except as otherwise indicated, we believe that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)
c/o the Company's address.

(3)
Includes 750,000 stock options exercisable at $0.165 until May 6, 2007.

(4)
Includes 750,000 stock options exercisable at $0.165 until May 6, 2007.

ELECTION OF DIRECTORS

        Two Directors were elected for the ensuing year or until their successors are duly elected and qualified.

Name	Age
Steven D. Hargreaves	43
Shannon T. Squyres	42

        The consent of a majority of the voting shares of the Company was given for the election of the directors listed above.

1

DIRECTORS AND EXECUTIVE OFFICERS

        Steven D. Hargreaves, 43, has been President, Chief Financial Officer, and a Director of the Company since May 2002. From 1993 and continuing through the present, Mr. Hargreaves has been a Managing Director of Genesis Partners, an investment management firm involved in all aspects of equity investments. Prior to co-founding Genesis Partners, Mr. Hargreaves was employed as a senior equity research analyst for Dean Witter Reynolds from 1992 to 1993. Mr. Hargreaves began his professional career as a Certified Public Accountant having worked for firms Arthur Andersen and Ernst & Whinney. Mr. Hargreaves graduated from the University of Southern California in 1991 with a Masters of Business Administration concentrating in Finance and from California State University, Long Beach in 1983 with a Bachelor of Science in Business Administration.

        Shannon T. Squyres, 42, has been Chief Executive Officer, Secretary, and a Director of the Company since May 2002. From 1987 to the present, Mr. Squyres has been President of Market Pathways Financial Relations Incorporated., a financial relations consulting firm working with publicly traded companies. Before founding Market Pathways Financial Public Relations in 1987, he was a partner and director of stockbroker relations for the Newport Beach, CA firm of Investor Communication Systems where he established and organized regional offices in Chicago, New York, Portland and San Francisco. Mr. Squyres has worked with companies in such diverse industries as automotive airbags, military ordnance, dental supplies and services, specialty medical products, energy efficiency services, steel manufacturing, cable television operations, entertainment and multimedia production, sports franchising, mortgage banking, educational products and services, snack foods, pet products, consumer electronics, and computer software, hardware and services. He earned his B.A. in Communications/Public Relations from California State University, Fullerton.

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES

        There currently are no committees of the Board of Directors.

        The Board of Directors held two meetings in fiscal 2001. All Directors attended at least 75% of the meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

        The Company's directors will be reimbursed for any out-of-pocket expenses incurred by them for attendance at meetings of the Board of Directors or committees thereof.

EXECUTIVE COMPENSATION

GENERAL COMPENSATION DISCUSSION.

        All decisions regarding compensation for the Company's executive officers and executive compensation programs are reviewed, discussed, and approved by the Board of Directors. All compensation decisions are determined following a detailed review and assessment of external competitive data, the individual's contributions to the Company's success, any significant changes in role or responsibility, and internal equity of pay relationships.

2

SUMMARY COMPENSATION TABLE

        The following table sets forth the total compensation earned by or paid to the executive officers for the last three fiscal years.

Name and Principal Position	Year		Salary ($)			Annual Bonus	All Other Compensation			Long Term Compensation Awards/ Securities Underlying Options(#)
Larry Mayle Chief Executive Officer, Chief Financial Officer & Co-Chairman[1]	2001 2000 1999	[3]	$ $	127,500 110,625 —	[2]	— — —		— — —		— — —
Roger Miller President, Co-Chairman[4]	2001 2000 1999	[6]		— — —	[5] [7]	— — —	$	— 10,000 —	[8]	— — —

Resigned May 13, 2002.

Mr. Mayle waived his salary beginning on September 15, 2001, for a total of $52,500 in salary waived for fiscal 2001.
3
Services began May 19, 2000.
4
Resigned May 13, 2002.
5
Mr. Miller waived all salary for 2001 for a total of $120,000 waived for fiscal 2001.
6
Services began May 19, 2000.
7
Mr. Miller waived all salary for 2000 for a total of $65,000 waived for fiscal 2000.
8
Represents a $10,000 payment for services rendered paid to Unicor Inc., a consulting company beneficially owned by Mr. Miller.

EMPLOYMENT ARRANGEMENTS

        On May 19, 2000, we entered into one-year employment agreements with Messrs. Mayle and Miller providing annual salaries of $180,000 and $120,000 respectively, and other customary benefits and provisions. As noted in the table above, payments on Mr. Mayle's agreement were suspended as of September 15, 2001 and payments on Mr. Miller's agreement were entirely forgone by Mr. Miller. All employment agreements were cancelled voluntarily by the resignations of Messrs. Mayle and Miller effective May 13, 2002.

        The current officers of the Company have not received any compensation for their services since their appointments in May 2002 and do not have any employment agreements with the Company. The current officers of the Company have, however, received 750,000 options each under the Company's 2000 Stock Option Plan (see discussion below) exercisable at $0.165 until May 6, 2007.

OPTION GRANTS

        No option grants were made to the named Executive Officers during fiscal year ended December 31, 2001. No option exercises were made by the named Executive Officers during fiscal year ended December 31, 2001, and no executive officer held unexercised options as of that date.

STOCK AND COMPENSATION PLANS

2000 Plan

        Our Board of Directors adopted the 2000 Employee Stock Option Plan (the "2000 Plan"). Under the 2000 Plan, 1,500,000 shares of common stock have been authorized for issuance as Incentive Stock Options or Non-Incentive Stock Options. The 2000 Plan anticipates qualifying under Section 423 of the Internal Revenue Code of 1986, as an "employee stock purchase plan." Under the 2000 Plan, options may be granted to our key employees, officers, directors or consultants.

        The purchase price of the common stock subject to each Incentive Stock Option shall not be less than the fair market value (as determined in the 2000 Plan), or in the case of the grant of an Incentive Stock Option to a principal stockholder, not less that 110% of fair market value of such common stock at the time such option is granted. The purchase price of the common stock subject to each Non-Incentive Stock Option shall be determined at the time such option is granted, but in no case less than 85% of the fair market value of such shares of common stock at the time such option is granted.

        The 2000 Plan shall terminate 10 years from the earlier of the date of its adoption by the Board of Directors or the date on which the 2000 Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of our capital stock entitled to vote thereon, and no option shall be granted after termination of the 2000 Plan. Subject to certain restrictions, the 2000 Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of our capital stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

        The 2000 Plan was approved by our shareholders on May 25, 2000. All 1,500,000 options are issued and outstanding under the 2000 Plan as of the date hereof.

2002 Plan

        Our Board of Directors adopted the 2002 Incentive and Nonstatutory Stock Option Plan (the "2002 Plan") on August 16, 2002. Under the 2002 Plan, 2,000,000 shares of common stock have been authorized for issuance as Incentive Stock Options or Nonstatutory Stock Options. The 2002 Plan anticipates qualifying under Section 423 of the Internal Revenue Code of 1986, as an "employee stock purchase plan." Under the 2002 Plan, options may be granted to our key employees, officers, directors or consultants.

        The purchase price of the common stock subject to each Incentive Stock Option shall not be less than the fair market value (as determined in the 2002 Plan), or in the case of the grant of an Incentive Stock Option to a principal stockholder, not less that 110% of fair market value of such common stock at the time such option is granted. The purchase price of the common stock subject to each Nonstatutory Stock Option shall be determined at the time such option is granted, but in no case less than 100% of the fair market value of such shares of common stock at the time such option is granted.

        The 2002 Plan shall terminate 10 years from the earlier of the date of its adoption by the Board of Directors or the date on which the 2002 Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of our capital stock entitled to vote thereon, and no option shall be granted after termination of the 2002 Plan. Subject to certain restrictions, the 2002 Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of our capital stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

        The consent of a majority of the voting shares of the Company was given for the approval of the 2002 Plan by written consent on August 16, 2002. No options have been issued under the 2002 Plan as of the date hereof.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        None.

REVERSE STOCK SPLIT

        The consent of a majority of the voting shares of the Company was given for the approval of an amendment to the Company's Articles of Incorporation to effect a one for five reverse stock split.

PURPOSE AND EFFECTS OF THE REVERSE SPLIT

Purposes

        The primary purpose of the reverse stock split is to combine the outstanding shares of common stock so that the common stock outstanding after the reverse split is closer to other similar companies both in number of shares outstanding and price per share. The Company feels this action will benefit current shareholders by facilitating greater trading liquidity in the Company's stock. However, there can be no assurance that the Company's stock will, in fact, experience greater trading liquidity after the reverse split occurs.

        During the last twelve months, ending August 15, 2002, the closing price for the common stock on the Over the Counter Bulletin Board ranged from $0.05 to $0.15 per share. The closing price for the common stock on June 24, 2002, was $0.05 per share. The Bulletin Board does not require any minimum share price for shares to be quoted on it. However, we believe that such a low quoted market price per share may:

  •
  discourage potential new investors,
  •
  increase market price volatility; and
  •
  reduce the liquidity of our common stock.

        We believe that the reverse stock split will increase the price at which the shares are quoted, but we cannot guarantee that this will happen or that any increased price will be maintained.

Reasons

        We believe that the current per share price level of our common stock has reduced the effective marketability of the shares because many leading brokerage firms are reluctant to recommend low priced stock to their clients. Some investors view low-priced stock as unattractive because of the greater trading volatility sometimes associated with these stocks. In addition, a variety of brokerage house policies and practices relating to the payment of brokerage commissions make the handling of low priced stocks unattractive to brokers from an economic standpoint. In addition, since brokerage commissions on low-priced stock are generally higher as a percentage of the stock price than commissions on higher priced stock, the current share price of the common stock means that stockholders are paying higher transaction costs than they would pay if the share price were substantially higher. The relatively high commission costs also may limit the willingness of institutions to purchase the common stock at its current low share price.

        The reverse split will also increase the number of authorized but unissued shares of common stock. The increase in authorized shares will allow us to consider the possibility of other corporate needs or opportunities, such as financing transactions, possible future acquisitions, employee benefits and other corporate purposes.

        For all the above reasons, we believe the reverse stock split is in the best interests of both the Company and its stockholders. We expect that after the reverse stock split, the common stock will trade at a higher price than the current market price of the common stock. However, we cannot give any assurance that it will trade at five times the market price before the reverse stock split.

Effects

Effects on the stockholders

        EXCEPT FOR THE MINOR EFFECT OF ROUNDING FRACTIONAL SHARES UP OR DOWN, THE REVERSE STOCK SPLIT WILL NOT AFFECT ANY STOCKHOLDER'S PROPORTIONATE EQUITY INTEREST IN THE COMPANY.

        As of the date of this Information Statement, we had approximately 109 record holders of common stock. based on information received from the transfer agent. We estimate that, after the reverse stock split, we will continue to have approximately the same number of stockholders.

        A stockholder who has fewer than 5 shares will be entitled to receive, in lieu of a fractional share, upon written request, a cash payment of $0.25. Other fractional shares that would result from the reverse split will be rounded up or down to the nearest whole share.

Effect on holders of options, warrants, and convertible securities

        After the reverse stock split, the number of shares of common stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, common stock, and the per share exercise or conversion prices under those securities, will be adjusted appropriately, so that the aggregate number of shares of common stock that may be issued on exercise or conversion will be one-fifth of the number issuable before the reverse split, and the aggregate exercise or conversion prices will remain unchanged.

No appraisal rights

        Delaware law does not provide dissenters' rights as the result of a reverse stock split. Any stockholders who object will nevertheless be bound by the decision of the majority of stockholders to approve the reverse split on the proposed terms. Objecting stockholders will not be entitled to receive payment for their shares, and will not have any other legal rights to prevent the transaction from occurring.

Effect on the Company

        The reverse split will reduce the number of shares of common stock that are issued and outstanding. We are currently authorized under our certificate of incorporation to issue 50,000,000 shares of the common stock. As of the date of this Information Statement, an aggregate of 48,908,864 shares of the common stock were issued and outstanding. The reverse stock split will reduce the number of issued and outstanding shares of the common stock to approximately 9,781,773; however, the number of authorized shares will remain at 50,000,000.

        The par value of the common stock will remain at $.0001 per share following the reverse stock split, and the number of shares of the common stock outstanding will be reduced. As a result, the aggregate par value of the outstanding common stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding common stock for statutory and accounting purposes will be correspondingly increased. The reverse stock split will not affect our retained deficit, and stockholders' equity will remain substantially unchanged.

        After the reverse stock split is completed, the per share information and the average number of shares outstanding as presented in previously issued consolidated financial statements and other publicly available information about us will be restated to reflect the reverse stock split.

        If we had completed the reverse stock split on June 30, 2002, the last date for which our financial statements have been filed with the Securities and Exchange Commission, there would not have been any effect on our $54,473 net loss for the six month period then ended.

Exchange Act registration

        The shares are currently registered under the Securities Exchange Act of 1934. We do not expect to deregister our shares as a result of the reverse split, and we intend to continue filing reports under that Act.

Additional effects of authorized but unissued shares

        The reverse split will increased the number of authorized but unissued shares of common stock as a percentage of the total number of shares of common stock authorized. Existing stockholders do not have any preemptive rights under the certificate of incorporation or otherwise to purchase any shares of common stock that we may issue. Shares may be issued in the future that may dilute the voting power of existing stockholders, increase or decrease earnings per share and/or increase or decrease the book value per share of the shares then outstanding.

        The ability of the Board of Directors to issue additional shares of common stock without further stockholder approval could discourage any possible unsolicited efforts to acquire control of the company. However, the reverse split is not intended as an anti-takeover device. Management is not aware of any third party who may currently intend to accumulate our common stock or to gain control of the Company.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

        The following is a summary of the material federal income tax consequences of the reverse stock split to holders of our common stock and to the Company. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), regulations, rulings and judicial decisions currently in effect, all of which are subject to change. The summary does not address all aspects of federal income taxation that may apply to a stockholder because of his particular circumstances, and it does not discuss any special rules that may be applicable to some types of investors (for example, estates, trusts, individuals who are not citizens or residents of the United States, foreign corporations, insurance companies, regulated investment companies, tax-exempt organizations and dealers in securities). The discussion assumes throughout that stockholders have held the shares of Company common stock subject to the reverse stock split as capital assets at all relevant times. The summary does not cover the applicability and effect of any state, local or foreign tax laws on the reverse stock split, and investors should accordingly consult their own tax advisors for information about the state, local and foreign tax consequences of the transaction.

        THE FOLLOWING DISCUSSION SUMMARIZING CERTAIN FEDERAL TAX CONSEQUENCES IS BASED ON CURRENT LAW. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX EFFECTS OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES.

        Stockholders will not recognize gain or loss from the reverse split. Their adjusted tax basis of their new common stock will be the same as their adjusted tax basis in their existing common stock. The holding period of new common stock received as a result of the reverse split will be the same as holding period for the stockholder's existing common stock.

        The reverse split will be a tax-free recapitalization to the Company under the Code. The Company will not recognize any gain or loss as a result of the reverse split. There will not be any other material tax consequences to the Company from the transaction. The tax consequences of the reverse split to affiliates of the Company who are stockholders will be the same to those affiliates as they are to other stockholders. There will be no material tax consequences from the reverse split to affiliates who are not stockholders of the Company.

EXCHANGE OF CERTIFICATES

        When the reverse stock split is effected, the Company or its transfer agent will provide holders of record on the effective date of the reverse stock split with transmittal forms and instructions for exchanging their stock certificates for a new certificate or certificates representing the appropriate number of new shares of Company common stock. On the effective date of the reverse stock split, each certificate representing an outstanding share of Company common stock will be deemed for all corporate purposes, and without further action by any person, to evidence ownership of the reduced whole number of new shares of Company common stock.

        If certificates for shares of common stock have been lost or destroyed, we may, in our discretion, accept a properly executed affidavit and indemnity agreement of loss or destruction, in a form satisfactory to us, in lieu of the lost or destroyed certificate. Additional instructions regarding lost or destroyed stock certificates will be included with the transmittal form and instructions sent to stockholders of record after the reverse stock split is effected.

        We will send the transmittal form and instructions to stockholders of record promptly after the effective date of the reverse stock split. Do not send in your stock certificate until you receive the transmittal form and instructions.

        Stockholders will not have to pay any brokerage commissions in connection with the exchange of certificates.

NAME CHANGE

        The consent of the majority of our shareholders was given to authorize an amendment to our Articles of Incorporation to effect a name change of the Corporation from eNexi Holdings, Inc. to Trinity3 Corporation. Our Board of Directors and a majority of our shareholders believe it is in the best interests of the Corporation to change its name. "eNexi Holdings, Inc." is a name reflective of and reminiscent of the prior business of the Corporation and now that a change in control of the Corporation has occurred, along with a change in the business plan of the Corporation, the name Trinity3 Corporation is more reflective of the new business of the Corporation.

        The Amendment to our Articles of Incorporation effecting this name change will be filed with the Secretary of State of Delaware no less than 20 days after the mailing of this Information Statement to our shareholders.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS FOR FISCAL 2002

        The Company has retained Mendoza Berger & Company, LLP as its independent public accountants for the fiscal year ending December 31, 2002. Mendoza Berger & Company, LLP has been the independent accountants for the Company for the past two years and has no financial interest, either direct or indirect, in the Company.

        The following table presents fees for the professional audit services rendered by Mendoza Berger & Company, LLP for the audit of the Company's annual financial statements for 2001, and fees billed for other services rendered by Mendoza Berger & Company, LLP for fiscal year 2001.

Audit fees	$7,000
All other fees	$22,760
Total fees	$29,760

        The entry for "All other fees" in the table above consists of $15,000 for review of the Company's quarterly reports and $7,760 for review of the Company's other documents and tax return preparation.

        The consent of a majority of the voting shares of the Company was given for the ratification of Mendoza Berger & Company, LLP as the Company's independent public accountants.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2003

        The rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 2003 annual meeting of stockholders is expected to be held on or about September 1, 2003, and proxy materials in connection with that meeting are expected to be mailed on or about August 1, 2003. Proposals of stockholders of the Company that are intended to be presented at the Company's 2003 annual meeting must be received by the Company no later than April 1, 2003, in order for them to be included in the proxy statement and form of proxy relating to that meeting.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during it 2001 fiscal year, all such filing requirements applicable to its Officers, Directors, and greater than ten percent beneficial owners were complied with.

ANNUAL REPORT

        A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Information Statement and is hereby incorporated by reference into this Information Statement, including the financial statements that are part of our Annual Report. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, and Quarterly Reports on Form 10-QSB for the periods ended March 31, 2002 and June 30, 2002 are each incorporated by reference into this Information Statement. Additional copies of this Information Statement and/or the Annual Report, as well as copies of the Quarterly Report may be obtained without charge upon written request to Steven D. Hargreaves, eNexi Holdings, Inc., 1920 Main Street, Suite 980, Irvine, California 92614 or on the Internet at www.sec.gov from the SEC's EDGAR database.

By Order of the Board of Directors

/s/ Steven D. Hargreaves BY: Steven D. Hargreaves, President

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ENEXI HOLDINGS, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS HELD BY MAJORITY WRITTEN CONSENT
ENEXI HOLDINGS, INC. INFORMATION STATEMENT ON SCHEDULE 14C PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT
ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REVERSE STOCK SPLIT
NAME CHANGE
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR FISCAL 2002
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2003
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
ANNUAL REPORT